Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,946.75
Total Fee Amount	7,946.75
Total Transaction Valuation	57,543,459.05
Total Offset Amount	(0)
Net Fee	$ 0.00